Exhibit 10.2

EQUIPMENT PURCHASE AGREEMENT

THIS AGREEMENT made as of the 15th day of September, 2025.

BETWEEN:

ENWAVE CORPORATION, a corporation existing under the federal laws of Canada and having an office at 1668 Derwent Way – Unit 1, Delta, British Columbia, V3M 6R9, Canada

(the “Vendor”)

AND:

BRANCHOUT FOOD INC., (formerly AVOLOV LLC) a corporation incorporated under the laws of the State of Nevada, United States of America, and having an address at 205 SE Davis, Suite C, Bend, Oregon 97702 United States of America

(the “Purchaser”)

WHEREAS:

A.	The Vendor and the Purchaser have entered into a license agreement dated effective May 7, 2021 (the “License Agreement”), pursuant to which, among other things, the Vendor has agreed to license to the Purchaser and the Purchaser has agreed to license from the Vendor the EnWave Technology pursuant to the terms and conditions set out in the License Agreement;

B.	The Vendor is the exclusive owner of a refurbished 120kW REVTM vacuum microwave dehydration machine (the “EnWave Equipment”);

C.	The Purchaser wishes to purchase the EnWave Equipment upon the terms and subject to the conditions set out in this Agreement in order to retain the applicable License granted to the Purchaser pursuant to the License Agreement and the Vendor wishes to sell the EnWave Equipment to the Purchaser upon the terms and subject to the conditions set out in this Agreement; and

D.	Capitalized terms referred to herein but not otherwise defined shall have the meanings ascribed thereto in the License Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties covenant and agree as follows:

1. INTERPRETATION

1.1 Interpretation of Certain Terms. In this Agreement, unless the context otherwise requires, words imparting the singular include the plural and vice-versa, words importing gender include all genders and the word “including” is not limiting (whether or not non-limiting language is used with reference thereto).

1.2 Sections and Headings. The division of this Agreement into sections, subsections and paragraphs and the insertion of headings are for reference purposes only and shall not affect the interpretation of this Agreement. Unless otherwise indicated, any reference herein to a particular section, subsection or paragraph refers to the section, subsection or paragraph of this Agreement.

1.3 Currency. Unless otherwise stated, all amounts referred to in this Agreement are stated and payable in United States Dollars.

1.4 Governing Law and Attornment. This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein, without giving effect to any choice or conflict of law provision or rule. The parties hereto irrevocably submit and attorn to the exclusive jurisdiction of the courts of British Columbia situated in Vancouver for all matters arising out of or in connection with this Agreement. Notwithstanding the foregoing, the security interest provided herein at Section 3.4 shall be subject to the laws of Peru.

2. PURCHASE AND SALE

2.1 Purchase and Sale of the EnWave Equipment. On the terms and subject to the conditions hereof and the Equipment Purchase General Terms and Conditions, attached hereto as Schedule A, the Vendor hereby agrees to sell, transfer and assign to the Purchaser, and the Purchaser agrees to purchase and accept from the Vendor, all of the right, title and interest of the Vendor in and to the EnWave Equipment, other than in respect of the “REV” trademark, which shall be retained by the Vendor.

2.2 Purchase Price. Subject to Section 2.3, the price payable by the Purchaser to the Vendor for the EnWave Equipment, excluding any tax payable incidental on the sale thereof, shall be the sum of $1,500,000 (the “Purchase Price”), which the Vendor and the Purchaser jointly agree is the fair market value of the refurbished 120kW EnWave Equipment. The Vendor and the Purchaser further acknowledge and agree that the Purchase Price reflects the entire consideration payable from the Purchaser to the Vendor taking into account the payment schedule and interest set out in Section 2.3 and any consideration payable from the Purchaser to the Vendor in respect thereof.

2.3 Payment of Purchase Price. The Purchase Price shall be paid and satisfied by the Purchaser issuing a promissory note in favour of the Vendor in the amount of $1,500,000.00 (the “Promissory Note”) in the form attached as Schedule “C” hereto, concurrent with the execution of this Agreement.

Interest on any amount of the Purchase Price and any other amounts owing and unpaid in accordance with the terms of this Agreement shall accrue at the rate of 8% per annum from the date hereof, calculated and compounded annually in arrears and not in advance, and interest shall accrue on overdue interest at the same rate, until payment in full of any such amounts owing and unpaid.

For the purposes of this Article 2.3, completion of commissioning of the EnWave Equipment shall occur on the date that is the earlier of: (a) the date of completion of installation of the EnWave Equipment, as determined by the Vendor, acting reasonably; (b) the date upon which the Purchaser commences commercial operation using the EnWave Equipment.

2.4 Right of Termination. In the event that the Purchaser defaults on its payment obligations pursuant to Section 2.3 or Section 3.3, the Vendor may, at its sole discretion, terminate this Agreement. Upon such termination, the Vendor may repossess the EnWave Equipment at Purchaser’s cost.

3. DELIVERY AND TITLE

3.1 Delivery. The Vendor shall arrange for delivery of the EnWave Equipment to the Purchaser at the Purchaser’s facility located at Av. Fermin Tanguis 660, Pisco, Pisco-Ica, Peru (the “Facility”) before December 31, 2026. The Purchaser may elect to receive the EnWave Equipment after three (3) months of the Effective Date of this Agreement if requested to the Vendor. If the Purchaser elects to receive the EnWave Equipment before April 1, 2026, the monthly payments outlined in the Promissory Note in Schedule C will begin on the 1st day of the following month.

3.2 Title. Notwithstanding Section 3.1, title in and to the EnWave Equipment shall be retained by the Vendor until such time as all amounts owing hereunder are paid in full to the Vendor, at which time title shall pass to the Purchaser. The Purchaser shall at all times be responsible for all costs and expenses relating to the maintenance and operation in respect of the EnWave Equipment.

3.3 Shipping Costs. The Vendor shall be responsible for all fees, rates, duties and taxes paid or payable, shipping, crating, packaging and carrier insurance costs, on a reasonable commercial basis incurred in connection with the transportation of the EnWave Equipment to the Facility. The Purchaser agrees to reimburse the Vendor for fees, rates, duties, taxes, shipping, crating, packaging and carrier insurance costs, incurred by the Vendor in connection with transportation of the EnWave Equipment to the Facility, such amount to be due to the Vendor immediately upon receipt by the Purchaser of the applicable invoice from the Vendor. Notwithstanding the foregoing, the Purchaser shall be solely responsible for ensuring that the applicable customs authority in the Purchaser’s country releases the EnWave Equipment to the Purchaser, and shall also be responsible for any fees, rates, duties or taxes in connection therewith. Purchaser agrees to pay the cost of storage by EnWave for any EnWave equipment shipment delayed by direction of the Purchaser.

3.4 Security Interest. The Purchaser hereby pledges and grants to the Vendor as collateral security for payment of the Purchase Price in full, plus interest, and all other amounts due to the Vendor hereunder and performance in full of all the obligations of the Purchaser under this Agreement, a lien on and continuing security interest in and to all of the right, title and interest of the Purchaser in, to and under the EnWave Equipment, wherever located, and whether now existing or hereafter arising or acquired from time to time, and in all accessions thereto and replacements or modifications thereof, as well as all proceeds (including insurance proceeds) of the foregoing. The security interest granted under this provision constitutes a purchase money security interest under the laws of Peru. The Vendor may, at its option, register or file any necessary statements or documents to preserve and to perfect the security interest created in favour of the Vendor in this Agreement. The Purchaser hereby acknowledges receiving a copy of this Agreement and waives all rights to receive from the Vendor a copy of any financing statement, financing change statement or verification statement filed at any time or from time to time in respect of the security interest granted herein. The Purchaser agrees to execute and deliver any documentation requested by the Vendor necessary to give effect to the foregoing. Enforcement of the security interest provided herein by the Vendor shall be at Purchaser’s cost.

The Purchaser shall bear the cost of preparing and filing the security interest described in this Section 3.4. EnWave will invoice the Purchaser for the costs incurred to prepare the security interest filings, not to exceed $2000, and such amounts shall be due and payable upon receipt by the Purchaser.

3.5 Remote Management. During the term of the License Agreement, the Vendor shall reserve the right to access, review, monitor, assess and manage the functionality and operation of the EnWave Equipment through the use of internet monitoring and management technology (“RMMT”). Among other things, RMMT allows the Vendor to monitor and/or obtain activity reports relating to the EnWave Equipment and permits the Vendor to diagnose and attempt to resolve certain operational, compliance and other issues that may arise from time to time. The RMMT software is subject to legal protection, including, in particular, copyright protection, is proprietary, and no license is granted to the Purchaser in respect of the RMMT. The Vendor has the right, but not the obligation, to utilize the RMMT in any manner it may determine from time to time in order to attempt to, among other things, address performance or operational issues relating to the EnWave Equipment, for optimization efforts, and to ensure compliance with the terms of the License Agreement and this Agreement. The Purchaser agrees that the Vendor may install any RMMT, remote access or other similar software in the EnWave Equipment, and any updates to same, at any time and from time to time during the term of the License Agreement.

3.6 Limitation of Liability. IN NO EVENT SHALL THE VENDOR BE LIABLE TO THE PURCHASER OR ANY THIRD PARTY FOR, WITHOUT LIMITATION, ANY LOSS OF USE, REVENUE OR PROFIT, INTERRUPTION OF PRODUCTION, LOSS OF OPPORTUNITY OR BUSINESS, DELIVERY DELAYS OR CLAIMS BY THE PURCHASER’S CUSTOMERS FOR SUCH DAMAGES, OR FOR ANY CONSEQUENTIAL, INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, OR PUNITIVE DAMAGES WHETHER ARISING OUT OF BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, REGARDLESS OF WHETHER SUCH DAMAGES WERE FORESEEABLE AND WHETHER OR NOT THE VENDOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND NOTWITHSTANDING THE FAILURE OF ANY AGREED OR OTHER REMEDY OF ITS ESSENTIAL PURPOSE. IN NO EVENT SHALL THE VENDOR’S AGGREGATE LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT, WHETHER ARISING OUT OF OR RELATED TO BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, EXCEED THE TOTAL OF THE PURCHASE PRICE PAID TO THE VENDOR FOR THE ENWAVE EQUIPMENT SOLD HEREUNDER.

4. AMENDMENT OF THE LICENSE AGREEMENT

4.1 Additional Patents. The EnWave Equipment embodies certain inventions additional to those identified in Schedule “B” to the License Agreement, in particular the inventions which are disclosed in the patents and patent applications identified in Schedule “B” hereto (collectively, the “Improvement Patents”). The License Agreement is hereby amended as follows: The Improvement Patents are deemed to be Patents under the License Agreement and included in Schedule “B” to the License Agreement.

5. REPRESENTATIONS AND WARRANTIES OF VENDOR

The Vendor represents and warrants to the Purchaser as follows, with the intent that the Purchaser shall rely on these representations and warranties in entering into this Agreement and in concluding the purchase and sale contemplated by this Agreement.

5.1 Capacity to Sell. The Vendor is a company duly organized, validly existing and in good standing under the federal laws of Canada and has the power and capacity to own and dispose of the EnWave Equipment, and to enter into this Agreement and carry out its terms.

5.2 Authority to Sell. The execution and delivery of this Agreement and the completion of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary corporate action on the part of the Vendor, and this Agreement constitutes a legal, valid and binding obligation of the Vendor enforceable against the Vendor in accordance with its terms except as may be limited by laws of general application affecting the rights of creditors.

5.3 Sale Shall Not Cause Default. Neither the execution and delivery of this Agreement nor the completion of the purchase and sale contemplated by this Agreement shall violate any of the terms and provisions of the constating documents of the Vendor, or any order, decree, statute, by-law, regulation, covenant or restriction applicable to the Vendor or any of the EnWave Equipment.

5.4 Title to EnWave Equipment. The Vendor owns and possesses and has good marketable title to the EnWave Equipment free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances and other claims.

5.5 Litigation. There is no litigation or administrative or governmental proceeding or inquiry pending, or to the best knowledge of the Vendor, threatened against or relating to the Vendor or the EnWave Equipment that, if determined adversely, would prohibit the Vendor from performing its obligations under this Agreement, nor does the Vendor know of any reasonable basis for any such action, proceeding or inquiry.

5.6 Conformity with Laws. All governmental licences, permits and registrations required for the manufacture of the EnWave Equipment, have been obtained and are in good standing and such conduct is not in breach of any order, decree, statute, by-law, regulation, covenant, restriction, plan or permit. For greater clarity, the foregoing representation and warranty is not provided in respect of any use of the EnWave Equipment by the Purchaser, which shall be the sole responsibility of the Purchaser.

5.7 No Warranty. Other than any warranty provided in the Equipment Purchase General Terms and Conditions, the Vendor hereby disclaims all warranties and conditions, either express or implied, including but not limited to implied warranties or conditions of merchantability, merchantable quality, fitness for a particular purpose, durability, title and any other implied warranty or condition arising by statute or custom or usage of trade. The Purchaser acknowledges that the Vendor is not liable for, among other things, if the EnWave Equipment does not meet the requirements of Purchaser or if it does not operate free of errors, uninterrupted or if the EnWave Equipment does not function, for whatever reason, in the Facility.

6. REPRESENTATIONS AND WARRANTIES OF PURCHASER

The Purchaser represents and warrants to the Vendor as follows, with the intent that the Vendor shall rely on these representations and warranties in entering into this Agreement, and in concluding the purchase and sale contemplated by this Agreement.

6.1 Status of Purchaser. The Purchaser is a corporation duly formed and validly existing under the laws of the State of Nevada, USA and, has the power and capacity to enter into this Agreement and carry out its terms.

6.2 Authority to Purchase. The execution and delivery of this Agreement and the completion of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary corporate action on the part of the Purchaser, and this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms except as may be limited by laws of general application affecting the rights of creditors.

6.3 Sale Shall Not Cause Default. Neither the execution and delivery of this Agreement nor the completion of the purchase and sale contemplated by this Agreement shall violate any of the terms and provisions of the constating documents of the Purchaser, or any order, decree, statute, by-law, regulation, covenant or restriction applicable to the Purchaser or to its use of the EnWave Equipment.

6.4 Litigation. There is no litigation or administrative or governmental proceeding or inquiry pending, or to the best knowledge of the Purchaser, threatened against or relating to the Purchaser that, if determined adversely, would prohibit the Purchaser from performing its obligations under this Agreement, nor does the Purchaser know of any reasonable basis for any such action, proceeding or inquiry.

6.5 Conformity with Laws. All governmental licences, permits and registrations required for the use of the EnWave Equipment by the Purchaser, as applicable, have been obtained and are in good standing and such conduct and uses are not in breach of any order, decree, statute, by-law, regulation, covenant, restriction, plan or permit.

7. COVENANTS OF PURCHASER

7.1 Restriction on Use. The Purchaser may not use the EnWave Equipment for any purpose other than as permitted pursuant to the terms of the License Agreement. For greater certainty, the use of the EnWave Equipment by the Purchaser is subject to the terms of the License Agreement (as amended by Article 4.1 herein) and the Purchaser’s compliance with its obligations under the License Agreement.

7.2 Compliance with Law. The Purchaser shall comply with all applicable laws, regulations and ordinances. The Purchaser shall maintain in effect all the licenses, permissions, authorizations, consents and permits that it needs to carry out its obligations under this Agreement.

7.3 REV Trademark. This Agreement shall in no way be construed as providing any license by the Vendor to the Purchaser in respect of the use of the “REV” trademark.

8. INDEMNIFICATION

8.1 Indemnification by Purchaser. The Purchaser shall indemnify and hold harmless the Vendor and each director, officer, shareholder (including corporate shareholders), partner, subsidiary, affiliate, agent, servant and employee of the foregoing and the respective successors and assigns thereof (collectively, the “Indemnified Party”), from and against any and all actions, suits, claims, demands, costs, charges, expenses, liabilities, losses or damages, penalties, settlements, legal proceedings, whether civil or criminal, fines, other sanctions, disbursements, including reasonable legal and investigative fees, of whatsoever kind or nature (collectively, “Damages”) made or asserted against or incurred by any Indemnified Party, directly or indirectly, arising out of or related to any alleged claim or claim of:

(a)	any breach by the Purchaser of its representations or covenants under this Agreement;

(b)	the production, manufacture, sale, use or promotion by the Purchaser or by a permitted licensee, affiliate or agent of the Purchaser of products produced using the EnWave Equipment;

(c)	the use of, consumption of or exposure to products produced by the Purchaser using the EnWave Equipment, by any humans or animals, including, without limitation, any injury or death arising from the use of such products;

(d)	the use, operation or performance of the EnWave Equipment or any risks related thereto, including loss of life, personal injury or damage to property arising out of the Purchaser’s or its officers’, employees’ or agents’, contractors’, licensees’ and invitees’, as applicable, use and/or operation of the EnWave Equipment; and

(e)	intellectual property, patent, copyright, trademark or trade secret infringement, or any other similar claim or alleged claim of intellectual property infringement by a third party, in connection with the products produced by the Purchaser using the EnWave Equipment.

For greater clarity, the indemnity obligations contained in the License Agreement shall remain in effect in accordance with the terms of the License Agreement and unmodified notwithstanding the foregoing.

9. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

9.1 Purchaser’s Representations, Warranties and Covenants. All representations, warranties, covenants and agreements made by the Purchaser in this Agreement or under this Agreement shall be ongoing and survive any termination of this Agreement.

10. GENERAL PROVISIONS

10.1 Entire Agreement. This Agreement and the Equipment Purchase General Terms and Conditions constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede any previous or contemporaneous oral or written agreement, negotiation, representation or understanding among the parties regarding such subject matter. Nothing in this Agreement shall be construed as a waiver or limitation of the rights and obligations of the parties hereto as set forth in the License Agreement.

10.2 Waiver and Consent. No consent or waiver, express or implied, by either party to or of any breach or default by the other of any or all of its obligations under this Agreement shall be effective unless it is in writing, nor shall it eliminate or modify the need for a specific consent or waiver in any other or subsequent instance.

10.3 Amendments. This Agreement may not be amended except by written agreement between the parties.

10.4 Assignment. Either party to this Agreement may not assign any of its rights or obligations under this Agreement without the prior written consent of the other party.

10.5 Binding Effect. This Agreement shall enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

10.6 Time of Essence. Time shall be of the essence in this Agreement.

10.7 Further Assurances. Prior to, on and following the execution of this Agreement, each of the parties hereto agrees that it shall act in good faith with respect to the satisfaction of its obligations under this Agreement, and, at the reasonable request of the other party, shall, at its own expense, take such actions and do such things and, as the case may be, execute and deliver or furnish such additional agreements, documents and instruments as may, from time to time, be necessary or reasonably desirable to better effectuate the transactions contemplated by this Agreement.

10.8 Publication. The Purchaser agrees that EnWave may issue a press release announcing that the Purchaser and EnWave have entered into this Agreement along with any other disclosure required by applicable securities laws. EnWave agrees that it shall submit any such press release to the Purchaser for review and a reasonable opportunity to comment, subject to applicable securities law requirements.

10.9 Notices. Every notice, request, demand or communication required or permitted to be given under this Agreement shall be in writing and delivered by mail or electronically to the party which it is to be given as follows:

To the Purchaser at:

BranchOut Foods Inc.

205 SE Davis Ave, Suite C,

Bend, Oregon 97702

United States of America

Attention: Chief Executive Officer

To the Vendor at:

EnWave Corporation

Unit 1 – 1668 Derwent Way

Delta, British Columbia V3M 6R9, Canada

Attention: Chief Executive Officer

or to such other address as is specified by a party by notice to the other party given in accordance with this section 10.8. Any such notice, demand, request or direction shall be deemed to have been given and received if delivered, on the next business day after the day of delivery, and if sent electronically, on the business day of transmittal if delivered by 5:00 p.m. (local time) or the next business day if delivered thereafter.

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10.10 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts will constitute one and the same agreement. This Agreement may be executed and transmitted by facsimile or email transmission and if so executed and transmitted this Agreement will be for all purposes as effective as if the parties had delivered an executed original Agreement.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the day and year first written above.

ENWAVE CORPORATION		BRANCHOUT FOODS INC.

Per:	/s/ Brent Charleton	Per:	/s/ Eric Healy

Name:	Brent Charleton	Name:	Eric Healy

Title:	CEO and President	Title:	CEO

SCHEDULE A

EQUIPMENT PURCHASE GENERAL TERMS AND CONDITIONS

The following terms and conditions (the “Terms and Conditions”) are incorporated into and form an integral part of the attached equipment purchase agreement (the “Purchase Agreement”, and together with the Terms and Conditions, this “Agreement”) between EnWave Corporation (the “Vendor”) and the Purchaser (as defined in the Purchase Agreement) regarding the sale of a REVTM vacuum microwave dehydration machine and any other equipment referred to in the Purchase Agreement (collectively, the “EnWave Equipment”) by the Vendor to the Purchaser. Capitalized terms referred to herein but not otherwise defined shall have the meaning ascribed thereto in the Purchase Agreement.

1.	INSTALLATION

1.1.	Subject to the Purchaser having met its obligations under section 1.2 below, the Vendor shall assemble, install and connect the EnWave Equipment at the Facility. The Purchaser shall bear the cost of the installation including the Vendor’s contractor and employee expenses arising from the installation of the EnWave Equipment (including, but not limited to, transportation, airfare, hotels, car rental and per diem expenses) (the “Installation Expenses”). Where the Purchaser does not pay for the Installation Expenses directly, the Vendor shall submit invoices for payment to the Purchaser and the Purchaser shall pay such invoices within thirty (30) days.

1.2.	The Purchaser is responsible for each of the following (the “Facility Preparation”):

(a)	preparing the Facility in strict accordance with the written specifications provided by the Vendor;

(b)	providing all architectural preparations, calculations or submittals for provincial/state and local approval, if required;

(c)	fire protection, air conditioning, facility power, power quality maintenance and all other environmental requirements and concerns to support installation of the EnWave Equipment;

(d)	obtaining all necessary permits for the installation and operation of the EnWave Equipment; and

(e)	ensuring that the Facility and surroundings are suitable for installation and operation of the EnWave Equipment.

2.	TRAINING

2.1.	The Vendor shall provide training in the operation and correct use of the EnWave Equipment for a maximum of 16 hours of training, on or off-site as determined by the Vendor, acting reasonably. Should the Purchaser require any additional training, the Vendor shall provide the additional training to the Purchaser and the Purchase shall be responsible for the cost, including any travel or out-of-pocket expenses, at the Vendor’s customary rate in effect at the time.

3.	REMOTE INSTALLATION AND SERVICES

3.1	The Purchaser acknowledges that installation and commissioning of the EnWave Equipment, and related training and technical support, may be performed by the Vendor remotely if travel arrangements to the Purchaser’s facility cannot reasonably be made due to governmental restrictions or recommendations (the “Remote Services”). The Purchaser agrees that it will follow the Vendor’s instructions, recommendations and requirements in respect of any such Remote Services, and acknowledges that the Remote Services are subject to considerable risks inherent in undertaking its own work relating to the EnWave Equipment, including, but not limited to, personal injury, death, or damage to property, all of which are assumed by the Purchaser subject to the terms and conditions of this Agreement. The Purchaser agrees to attempt to mitigate such risks by having its own qualified technical personnel, familiar with local industrial codes and technical regulations and knowledgeable in local health and safety regulations, perform all work in respect of the Remote Services under the Vendor’s remote instruction. Nothing in this section shall operate to diminish or waive any of the obligations of the Purchaser in respect of the Facility Preparation. The Vendor may, at the expense of the Purchaser, send qualified personnel to verify the installation and commissioning of the EnWave Equipment and take any corrective measures that may be required, once travel arrangements can reasonably be made.

3.2	The Purchaser, on its own behalf and on behalf of its directors, officers, employees, agents, representatives, affiliates, successors and permitted assigns (collectively, the “Releasors”), hereby waives any and all rights, claims or causes of action of any kind arising out of the Remote Services, and releases, remises and forever discharges the Vendor, its Affiliates, and their directors, officers, employees, agents, representatives, successors or assigns (collectively, the “Releasees”) from any and all matter of actions, causes of action, suits, contracts, claims, counterclaims, complaints, sums of money, costs, expenses, demands, debts, damages and dues of any nature or kind whatsoever and wheresoever, whether in law or in equity, whether known or unknown as at the date hereof, suspected or unsuspected (collectively, the “Claims”) which as against the Releasees, the Releasors have or at any time hereafter can, shall or may have for or by reason of, arising out of, or in any way directly connected with or pertaining to the Remote Services.

4.	WARRANTY

4.1.	The warranty period for parts and labour shall be two (2) years from the date the Vendor completes installation of the EnWave Equipment at the Facility. During such period, the Vendor warrants to the Purchaser that the EnWave Equipment shall be free from defects in material and workmanship, under normal use. The extent of the Vendor’s obligation under this warranty shall be limited to the replacement or repair of defective parts within the warranty period. The Purchaser shall be responsible for operating the EnWave Equipment under normal conditions with proper supervision and to perform periodic preventive maintenance. If any parts are proven defective during the period of one year from date of installation, the Vendor hereby guarantees to replace, without charge, such part or parts. The Vendor will pay the reasonable labour charges in connection with the replacement parts occurring within one year from the installation date. Travel over 150 kilometres, holiday or overtime charges are not covered and the Purchaser shall be liable for such costs. The Vendor does hereby exclude and shall not be liable to the Purchaser for any consequential or incidental damages including, but not limited to, damages to property, damages for loss of use, loss of time, loss of profits or income, resulting from any breach or warranty. For greater certainty, the Vendor’s sole liability and the Purchaser’s exclusive remedy for breach of said warranty or for other claims arising under this warranty for any cause whatsoever, including negligence, irrespective of whether such defects or claims are discoverable or latent, shall be for the Vendor to repair the EnWave Equipment at the Vendor’s expense.

4.2.	Further, it is agreed that the Vendor makes no other representation or warranty, express or implied. This warranty is exclusive and is in lieu of all other warranties including the warranty of merchantability and fitness for a particular purpose.

4.3.	This warranty is conditioned upon prompt written notice of the particular defect within ten (10) days of discovery, proper use and maintenance of the EnWave Equipment, reasonable Facility access for the Vendor to inspect the EnWave Equipment and no further damage to the EnWave Equipment from acts of the Purchaser or third parties after discovery of the defect.

4.4.	The Vendor shall have no warranty liability when defects or non-performance of the EnWave Equipment are caused by improper operation of the EnWave Equipment or a breach of the provisions of this Agreement.

5.	STORAGE AND USE

5.1.	The Purchaser shall preserve the EnWave Equipment in accordance with the written instructions provided by the Vendor, including, without limitation, ensuring that the EnWave Equipment remains in a secure, dry and heated location.

5.2.	The Purchaser shall:

(a)	use the EnWave Equipment in accordance with the terms of the license agreement between the Vendor and the Purchaser with respect to technology relating to the EnWave Equipment (the “License Agreement”) and this Agreement;

(b)	use the EnWave Equipment in compliance with all applicable laws and in a manner consistent with how a reasonable owner of the EnWave Equipment would use it in the course of carrying on a business similar to the Purchaser;

(c)	keep and maintain all the logbooks for the EnWave Equipment so that they accurately reflect hours and cycles thereof during which the EnWave Equipment was used; and

(d)	not modify or attempt to repair the EnWave Equipment.

6.	REPRESENTATIONS

6.1.	The Purchaser represents to the Vendor that the Purchaser has (i) inspected the EnWave Equipment, (ii) determined that the EnWave Equipment is of a size, design, and manufacture selected by it, and (iii) satisfied itself that the EnWave Equipment is suitable for its purposes.

7.	SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

7.1.	All representations, warranties, covenants and agreements made by the Purchaser in or under the Terms and Conditions shall be ongoing and survive any termination of this Agreement.

8.	FORCE MAJEURE AND LIMITATION OF LIABILITY

8.1.	Neither party shall be liable for any expense, loss or damage for failure or delay in fulfilling its obligations under this Agreement if such failure or delay is caused by fire, flood, acts of God, strikes, riots, thefts, accidents, transportation delays, acts or failure to act of the Government or any other cause whatsoever, whether similar or dissimilar to the above, beyond the reasonable control of the party claiming relief, but only to the extent that (i) such circumstances, despite the exercise of reasonable diligence, cannot be or be caused to be prevented, avoided or removed by such party, and (ii) such occurrence or event or series of the same or different events materially adversely affects the ability of such party to perform its obligations under this Agreement, and such party has taken all reasonable precautions, due care and reasonable alternative measures in order to avoid the effect of such event on such party’s ability to perform its obligations under this Agreement and to mitigate the consequences thereof. A party claiming to be relieved of its obligations under this section shall give prompt written notice to the other party with an estimate of when the obligations will be performed. Unless the parties otherwise agree, the time for performing the obligations will be extended for a reasonable period of time, that shall not be less than the length of the delay. Both parties shall explore all reasonable alternatives to avoid or mitigate delays under this section and each party will bear its own costs associated with such delays.

8.2.	In no event shall the Vendor be liable to the Purchaser or any third party for any indirect, punitive, special, incidental or consequential damages in connection with THIS AGREEMENT, including, but not limited to, loss of profits or interruption of production, loss of opportunity or business, delivery delays or claims by the Purchaser’s customers for such damages, whether such liability is based on contract, indemnity, tort (including negligence), statute or any other basis of legal lability.

9.	RISK OF LOSS AND INSURANCE

9.1.	The Purchaser shall assume all risk of damage to, or loss of, the EnWave Equipment from any cause whatsoever from the date the Vendor completes installation of the EnWave Equipment at the Facility pursuant to the terms of the Purchase Agreement, even in the case where the Vendor still holds title to the EnWave Equipment.

9.2.	The Purchaser shall ensure that any insurance obtained is in compliance with the terms of the License Agreement.

10.	Default

10.1.	The Purchaser shall be in default of its payment obligations under the Purchase Agreement in the event that any payment obligations under the Purchase Agreement or these accompanying Terms and Conditions are more than fourteen (14) days overdue. In such event of default, the Vendor may, at its sole discretion, terminate the Purchase Agreement. Upon such termination, the Purchaser shall permit the Vendor to enter the Facility and repossess the EnWave Equipment by removing such equipment from the Facility. The Purchaser is liable for all costs associated with such repossession and removal.

11.	GENERAL

11.1.	Except for the persons who are entitled to the benefit of the indemnities, releases, waivers or limitations as expressly contemplated by this Agreement, this Agreement and each and every provision hereof is for the exclusive benefit of the Vendor and the Purchaser and not for the benefit of any third party, and no third party shall be entitled to rely upon or enforce this Agreement (or any portion thereof) or to be a third-party beneficiary thereof.

11.2.	Headings and titles of sections, paragraphs and other parts and subparts of the Terms and Conditions are for convenience of reference only and shall not be considered in interpreting the text of the Terms and Conditions.

11.3.	Each party will, at its own expense, execute and deliver all such further agreements and documents and do such further acts and things as may be reasonably required to give effect to this Agreement.

11.4.	If any term, condition or provision of this Agreement is held to be illegal or unenforceable, the same shall be considered severable and the remainder of this Agreement shall remain in force and be binding upon the parties as if such illegal or unenforceable term, condition or provision had never been included therein.

11.5.	Time is of the essence of this Agreement.

11.6.	The failure of a party to insist on the strict performance of any provision of this Agreement or to exercise any right, power, or remedy upon a breach hereof shall not constitute a waiver of any provision of this Agreement or limit the party’s right thereafter to enforce any provision or exercise any right hereunder.

SCHEDULE B

EnWave Patents

Patent Family	Title	Country	Status	Patent No. (Application No.)	Application/ Expiration Date
1	Crispy Banana Snack Products	Patent Cooperation Treaty (PCT)	Pending	PCT/CA2022/050076	Jan 19, 2022

2	Method and Apparatus for Pasteurizing and Dehydrating Marijuana (Cannabis)	Australia Brazil Canada Chile Costa Rica European Patent Office Israel Mexico New Zealand Peru South Africa Thailand USA	Granted Granted Granted Published Pending Published Pending Pending Granted Pending Granted Pending Granted	2017430185 112020003969-1 3070605 0323-2020 2020-0092 17923887.8 272004 MX/a/2020/001210 761019 000290-2020/DIN 2020/00245 2001000907 11278635	Aug 30, 2037 Aug 30, 2037 Aug 30, 2037 Aug 30, 2017 Aug 30, 2017 Aug 30, 2017 Aug 30, 2017 Aug 30, 2017 Aug 30, 2037 Aug 30, 2017 Aug 30, 2037 Aug 30, 2017 Aug 30, 2037

3	Dough Portioning Machine (Dough Portioning)	Canada	Pending	3146733	Jan 25, 2022

4	Apparatus and Method for Dehydrating Biological Materials with Freezing and Microwaving (freezeREV)	Canada USA USA (Continuation)	Granted Granted Granted	2736317 10023857 16/033767	Sep 11, 2029 Jan 26, 2031 Jan 29, 2030

5	Method of Making Dried Porous Food Products (Frozen-In)	Australia Brazil Canada Chile Costa Rica European Patent Office Indonesia Japan Mexico New Zealand PCT Peru Republic of Korea Singapore South Africa Thailand	Granted Pending Granted Published Pending Published Pending Granted Pending Granted Nat’l Phase Published Pending Granted Granted Published	2017408828 1120190213295 3043779 01489-2019 2019-0463 17905292.3 PID201906528 2019-544635 MX/a/2019/008616 753745 PCT/CA2017/050469 001987-2019/DIN 10-2019-7032311 11201904458Q 2019/03258 1901005144	Apr 13, 2037
Apr 13, 2017
Apr 13, 2037
Apr 13, 2017
Apr 13, 2017
Apr 13, 2017
Apr 13, 2017
Apr 13, 2037
Apr 13, 2017
Apr 13, 2037
Apr 13, 2017
Apr 13, 2017
Apr 13, 2017
Apr 13, 2037
Apr 13, 2037
Apr 13, 2017

6	Vacuum Microwave Drying of High Sugar Content Liquids (High Sugar Content Liquids)	Australia Canada Chile Ecuador European Patent Office India Mexico New Zealand Philippines Singapore Thailand United States of America South Africa	Published Published Published Published Published Published Pending Pending Pending Pending Pending Published Published	2019450892 3136640 2766-2021 SENADI-2021-80849 19933042.4 202127054547 MX/a/2021/012956 781702 1-2021-552665 11202111449X 2101007717 17/595521 2021/08678	Jun 14, 2019 Jun 14, 2019 Jun 14, 2019 Jun 14, 2019 Jun 14, 2019 Jun 14, 2019 Jun 14, 2019 Jun 14, 2019 Jun 14, 2019 Jun 14, 2019 Jun 14, 2019 Jun 14, 2019 Jun 14, 2019

7	Microwave Vacuum-Drying of Organic Materials (MIVAP II)	Canada USA	Granted Granted	2950188 10578359	Jun 11, 2034 Jun 11, 2034

8	Microwave Vacuum-Drying of Organic Materials (Modular nutraREV)	Australia
Austria
Belgium
Brazil
Canada
Chile
China
Denmark
Estonia
European Patent Office
Finland
France
Germany
Greece
Hungary
Iceland
India
Indonesia
Ireland
Italy
Japan
Lithuania
Mexico
Netherlands
New Zealand
Norway
Poland
Portugal
Republic of Korea
Romania
Spain
Sweden
Switzerland
Thailand
Turkey
United Kingdom
		USA

Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
EP Granted
Granted
Granted
Granted
Granted
Granted
Granted
Published
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted

Granted

2012396134
2753888
2753888
BR 112015013184-0
2818377
57.373
ZL20128007690-7.5
2753888
2753888
2753888
2753888
2753888
2753888
2753888
2753888
2753888
700/MUMNP/2015
ID P 000 056 789
2753888
2753888
6042996
2753888
365683
2753888
706088
2753888
2753888
2753888
10-1966209
2753888
2753888
2753888
2753888
75685
2753888
2753888
9267734	Dec 7, 2032
Dec 7, 2032
Dec 7, 2032
Dec 7, 2032
Dec 7, 2032
Dec 7, 2032
Dec 7, 2032
Dec 7, 2032
Dec 7, 2032
Dec 7, 2032
Dec 7, 2032
Dec 7, 2032
Dec 7, 2032
Dec 7, 2032
Dec 7, 2032
Dec 7, 2032
Dec 7, 2012
Dec 7, 2032
Dec 7, 2032
Dec 7, 2032
Dec 7, 2032
Dec 7, 2032
Dec 7, 2032
Dec 7, 2032
Dec 7, 2032
Dec 7, 2032
Dec 7, 2032
Dec 7, 2032
Dec 7, 2032
Dec 7, 2032
Dec 7, 2032
Dec 7, 2032
Dec 7, 2032
Dec 7, 2032
Dec 7, 2032
Dec 7, 2032
					Dec 7, 2032

9	Multimode Batch Microwave Vacuum Drying Machine (Multimode Batch Dryer)	Canada	Pending	3149003	Feb 15, 2022

10	Apparatus and Method for Microwave Vacuum-Drying of Organic Materials (nutraREV)	Australia
Belgium
Canada
Chile (Ordinary Filing)
Chile (Divisional Filing)
Denmark
European Patent Office
European Patent Office
Finland
France
Germany
Germany
Greece
Hungary
Iceland
Ireland
Italy
Japan
Japan
Mexico
Mexico
Netherlands
New Zealand
Portugal
Spain
Sweden
Switzerland
Turkey
United Kingdom
United Kingdom
USA	Granted
Granted
Granted
Granted
Granted
Granted
Validated
Validated
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted	2008314458
2200458
2678089
49.322
52.630
2200458
2200458
2377411
2200458
2200458
602008049538.8
602008060931.6
2200458
E047217
2200458
2200458
2200458
6110052
6177814
366382
355861
2200458
584266
2200458
2200458
2200458
2200458
TR 2019 16806
2377411
2200458
10178873	Oct 15, 2028
Oct 15, 2028
Oct 15, 2028
Apr 21, 2030
Oct 15, 2028
Oct 15, 2028
Oct 15, 2028
Oct 15, 2028
Oct 15, 2028
Oct 15, 2028
Oct 15, 2028
Oct 15, 2028
Oct 15, 2028
Oct 15, 2028
Oct 15, 2028
Oct 15, 2028
Oct 15, 2028
Oct 15, 2028
Oct 15, 2028
Oct 15, 2028
Oct 15, 2028
Oct 15, 2028
Oct 15, 2028
Oct 15, 2028
Oct 15, 2028
Oct 15, 2028
Oct 15, 2028
Oct 15, 2028
Oct 15, 2028
Oct 15, 2028
Aug 27, 2029

11	Apparatus and Methods for Dehydrating Biological Materials (powderREV I)	Canada	Granted	2755039	Apr 26, 2030

12	Microwave Vacuum-Drying of Organic Materials (powderREV II)	Australia
Austria
Belgium
Belgium
Brazil
Canada
Chile
Chile
Denmark
Denmark
European Patent Office
European Patent Office
Finland
Finland
France
France
Germany
Germany
Greece
Hungary
Hungary
Ireland
Ireland
Italy
Italy
Japan
Mexico
Mexico
Netherlands
Netherlands
New Zealand
PCT
Portugal
Portugal
Spain
Spain
Switzerland
Switzerland
United Kingdom
United Kingdom
USA
USA
USA
USA	Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Validated
Validated
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Nat’l Phase
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted
Granted

2010342753
2526776
2525675
2526776
BR1120120163 10-8
2781644
51.948
56.798
2525675
2526776
2525675
2526776
2525675
2526776
2525675
2526776
60 2010 024 052.5
60 2010 027

821.2
2525675
2526776
2525675
2526776
2525675
2526776
5778175
332017
341850
2525675
2526776
600723
PCT/CA2010/001686
2525675
2526776
2525675
2526776
2525675
2526776
2525675
2526776
9316437
9958203
10139160
10139161

Oct 25, 2030
Oct 25, 2030
Oct 25, 2030
Oct 25, 2030
Oct 25, 2030
Oct 25, 2030
Oct 25, 2030
Oct 25, 2030
Oct 25, 2030
Oct 25, 2030
Oct 25, 2030
Oct 25, 2030
Oct 25, 2030
Oct 25, 2030
Oct 25, 2030
Oct 25, 2030
Oct 25, 2030
Oct 25, 2030
Oct 25, 2030
Oct 25, 2030
Oct 25, 2030
Oct 25, 2030
Oct 25, 2030
Oct 25, 2030
Oct 25, 2030
Oct 25, 2030
Oct 25, 2030
Oct 25, 2030
Oct 25, 2030
Oct 25, 2030
Oct 25, 2030
Oct 25, 2010
Oct 25, 2030
Oct 25, 2030
Oct 25, 2030
Oct 25, 2030
Oct 25, 2030
Oct 25, 2030
Oct 25, 2030
Oct 25, 2030
Dec 6, 2032
Oct 25, 2030
Oct 25, 2030
Oct 25, 2030

13	Vacuum Chamber Apparatus with Single Roller for Rotating Container (Single Roller)	Australia Brazil Canada Chile China Colombia European Patent Office Indonesia India Japan Republic of Korea Mexico New Zealand Philippines Thailand United States of America	Pending Pending Pending Pending Published Published Pending Pending Pending Pending Pending Pending Pending Pending Pending Pending	2020432224 1120220154089 3163617 1960-2022 202080096450.9 NC2022/0008724 20921518.5 P00202210441 202227048430 2022-550951 10-2022-7032874 MX/a/2022/010281 789606 12022552226 2201005057 17/758446

Feb 28, 2020

Feb 28, 2020

Feb 28, 2020

Feb 28, 2020

Feb 28, 2020

Feb 28, 2020

Feb 28, 2020

Feb 28, 2020

Feb 28, 2020

Feb 28, 2020

Feb 28, 2020

Feb 28, 2020

Feb 28, 2020

Feb 28, 2020

Feb 28, 2020

Feb 28, 2020

14	Method of Making a Puffed, Dehydrated Food Product (Starch-Based Snacks)	Australia Canada Chile Costa Rica European Patent Office India Israel Japan Mexico New Zealand Peru Republic of Korea Singapore South Africa Thailand	Granted Granted Published Pending Published Granted Granted Granted Pending Granted Pending Pending Granted Granted Published	2017399773 3048922 02248-2019 2019-0347 17898279.9 394714 262117 7105792 MX/a/2019/009650 754924 001508-2019/`DIN 10-2019-7027814 11201906185V 2019/04706 1901005180	Feb 23, 2037 Feb 23, 2037 Feb 23, 2017 Feb 23, 2017 Feb 23, 2017 Feb 23, 2037 Feb 23, 2037 Feb 23, 2037 Feb 23, 2017 Feb 23, 2037 Feb 23, 2017 Feb 23, 2017 Feb 23, 2037 Feb 23, 2037 Feb 23, 2017

15	Method of Making Dried Vegetable Snack Products (Surface Rigidification)	Patent Cooperation Treaty (PCT)	Published	PCT/CA2021/051434	Oct 12, 2021

16	Method and Apparatus for Drying Cannabis (Terpene Max)	Patent Cooperation Treaty (PCT)	Pending	PCT/CA2021/051180	Aug 25, 2021

17	Method of Making Dried Food Products (Tofu)	United States of America	Published	15/768439	Oct 14, 2015

18	Method of Drying Biological Material (Vaccines)	Brazil Canada European Patent Office France Germany India Switzerland United Kingdom United States	Granted Granted Validated Granted Granted Granted Granted Granted Granted	PI0721365-4 2673589 2111426 2111426 60 2007 052558.6 279898 2111426 2111426 8877469	Feb 1, 2027 Feb 1, 2027 Feb 1, 2027 Feb 1, 2027 Feb 1, 2027 Feb 1, 2027 Feb 1, 2027 Feb 1, 2027 Feb 1, 2027

SCHEDULE C

PROMISSORY NOTE

FOR VALUE RECEIVED, the undersigned BranchOut Foods Inc.(the “Borrower”) hereby promises to pay to ENWAVE CORPORATION (“EnWave”) having an address at 1668 Derwent Way, Unit #1, Delta, British Columbia, V3M 6R9, Canada, or at such address or at such other place as EnWave may from time to time designate by written notice to the Borrower, the principal amount of One Million Five Hundred Thousand Dollars ($1,500,000.00).

The Borrower will pay the outstanding amount One Million Five Hundred Thousand Dollars ($1,500,000.00) together with the interest thereon at the rate of 8% per annum from the date hereof, calculated and compounded annually in arrears and not in advance, and interest on overdue interest at such rate, until payment in full, in incremental amounts of number of twenty-four (24) equal monthly installments of $67,840.94 (excluding applicable taxes) until the principal is paid off with the first installment payable on April 1st, 2026 and each subsequent installment payable on the first day of each and every month starting thereafter, along with interest accrued at the date of each such payment, and such amounts shall, upon payment thereof, be applied to reduce the aggregate principal amount of the Promissory Note along with the interest accrued at the date of such payments, The Borrower may pay in full an unpaid portion of the Promissory Note at any time without penalty.

THE PROMISSORY NOTE is issued pursuant to an Equipment Purchase Agreement between the Borrower and EnWave of even date and is secured by the collateral described therein in accordance with the terms thereof.

THE PROMISSORY NOTE shall be governed by and construed in accordance with the laws of the Province of British Columbia.

PRESENTMENT for payment, demand, protest and notice of dishonour and protest hereof are hereby waived.

IN WITNESS WHEREOF this Promissory Note has been executed and is dates for reference the 15th day of September, 2025.

BRANCHOUT FOODS INC.

Per:
Authorized Signatory

Per:
Authorized Signatory